                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           APEX MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           APEX MUNICIPAL FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                               ----------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 8, 1998
                               ----------------

To The Stockholders of Apex Municipal Fund, Inc.:

  Notice is hereby given that the 1998 Annual Meeting of Stockholders (the "Meeting") of Apex Municipal Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, October 8, 1998 at 9:00 a.m. for the following purposes:

    (1) To elect two Class III Directors to serve until the 2001 Annual Meeting of Stockholders;

    (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on August 12, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

  A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 24, 1998, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                       By Order of the Board of Directors
                                       Patrick D. Sweeney
                                       Secretary

Plainsboro, New Jersey
Dated: August 28, 1998

                                PROXY STATEMENT

                               ----------------

                           APEX MUNICIPAL FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

                      1998 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                OCTOBER 8, 1998

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Apex Municipal Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1998 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, October 8, 1998 at 9:45 a.m. The approximate mailing date of this Proxy Statement is August 31, 1998.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Class III Directors to serve for a three year term and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

  The Board of Directors has fixed the close of business on August 12, 1998, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 19,569,551 shares of common stock, par value $.10 per share ("Common Stock"). To the knowledge of the Fund, as of the Record Date, no person was the beneficial owner of more than five percent of its outstanding shares of Common Stock.

  The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

  Pursuant to the Articles of Incorporation of the Fund, the Board of Directors is divided into three classes, designated Class I, Class II and Class III. Each class has a term of office of three years, and each year the term of office of one class will expire. A Director elected by stockholders will serve until the Annual Meeting of Stockholders for the year in which his term expires and until his successor is elected and qualified.

It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of Arthur Zeikel and Robert S. Salomon, Jr., the Class III Directors whose current terms expire at the Meeting. The Board of Directors of the Fund knows of no reason why the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain information concerning the nominees and the other Directors is set forth as follows:

                                                                                 SHARES OF
                                                                                COMMON STOCK
                                                                                OF THE FUND
                                            PRINCIPAL OCCUPATIONS               BENEFICIALLY
                                           DURING PAST FIVE YEARS      DIRECTOR OWNED AT THE
        NAME AND ADDRESS           AGE  AND PUBLIC DIRECTORSHIPS(/1/)   SINCE   RECORD DATE
        -----------------          ---  -----------------------------  -------- ------------
Class III Nominees to serve until the 2001 Annual Meeting of Stockholders:

Arthur Zeikel(/1/)(/3/)..........   66 Chairman of Fund Asset            1992       -0-
 P.O. Box 9011                          Management, L.P. ("FAM") and
 Princeton, New Jersey 08543-9011       MLAM (which terms as used
                                        herein include their corporate
                                        predecessors) since 1997;
                                        President of FAM and MLAM from
                                        1977 to 1997; Chairman of
                                        Princeton Services, Inc.
                                        ("Princeton Services") since
                                        1997 and Director thereof
                                        since 1993; President of
                                        Princeton Services from 1993
                                        to 1997; Executive Vice
                                        President of Merrill Lynch &
                                        Co., Inc. ("ML & Co.") since
                                        1990.
Robert S. Salomon,                  61 Principal of STI Management       1996       -0-
 Jr.(/1/)(/2/)...................       (investment adviser) since
 106 Dolphin Cove Quay                  1994; Chairman and CEO of
 Stamford, Connecticut 06902            Salomon Brothers Asset
                                        Management from 1992 until
                                        1995; Monthly columnist with
                                        the Forbes Magazine since
                                        1992; Chairman of Salomon
                                        Brothers equity mutual funds
                                        from 1992 until 1995; Director
                                        of Stock Research and U.S.
                                        Equity Strategist at Salomon
                                        Brothers Inc. from 1975 until
                                        1991; Trustee, The Common Fund
                                        since 1980.

Class I Directors serving until the 2000 Annual Meeting of Stockholders:

Joe Grills(/1/)(/2/).............  63  Member of the Committee of        1994       -0-
 P.O. Box 98                            Investment of Employee Benefit
 Rapidan, Virginia 22733                Assets of the Financial
                                        Executives Institute ("CIEBA")
                                        since 1986; Member of CIEBA's
                                        Executive Committee since

                                                                                 SHARES OF
                                                                                COMMON STOCK
                                                                                OF THE FUND
                                            PRINCIPAL OCCUPATIONS               BENEFICIALLY
                                           DURING PAST FIVE YEARS      DIRECTOR OWNED AT THE
         NAME AND ADDRESS          AGE  AND PUBLIC DIRECTORSHIPS(/1/)   SINCE   RECORD DATE
         ----------------          ---  -----------------------------  -------- ------------
Joe Grills (continued)                  1988 and its Chairman from
                                        1991 to 1992; Assistant
                                        Treasurer of International
                                        Business Machines Corporation
                                        ("IBM") and Chief Investment
                                        Officer of IBM Retirement
                                        Funds from 1986 until 1993;
                                        Member of the Investment
                                        Advisory Committees of the
                                        State of New York Common
                                        Retirement Fund and the Howard
                                        Hughes Medical Institute;
                                        Director, Duke Management
                                        Company since 1992 and Vice
                                        Chairman thereof since May
                                        1998; Director, LaSalle Street
                                        Fund since 1995; Director of
                                        Hotchkis and Wiley Mutual
                                        Funds since 1996; Director,
                                        Kimco Realty Corporation since
                                        1997; Member of the Investment
                                        Advisory Committee of the
                                        Virginia Retirement System
                                        since 1998.
Walter Mintz(/1/)(/2/)...........   69 Special Limited Partner of        1992       -0-
 1114 Avenue of the Americas            Cumberland Associates
 New York, New York 10036               (investment partnership) since
                                        1982.
Class II Directors serving until the 1999 Annual Meeting of Stockholders:

Melvin R. Seiden(/1/)(/2/).......   67 Director of Silbanc Properties,   1992         0
 780 Third Avenue                       Ltd. (real estate, investment
 Suite 2502                             and consulting) since 1987;
 New York, New York 10017               Chairman and President of
                                        Seiden & de Cuevas, Inc.
                                        (private investment firm) from
                                        1964 to 1987.
Stephen B.  Swensrud(/1/)(/2/)...   64 Chairman of Fernwood Advisors     1992       -0-
 24 Federal Street                      (investment adviser) since
 Suite 400                              1996; Principal of Fernwood
 Boston, Massachusetts 02110            Associates (financial
                                        consultant) since 1975.

--------
(1) Each of the nominees and the other Directors is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser.
(2) Member of the Audit Committee of the Board of Directors.
(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

  Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

  During the fiscal year ended June 30, 1998, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during such period.

  Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership of Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furish the Fund with copies of all Forms 3, 4 and 5 they file.

  Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that, Michael J. Hennewinkel made a late Form 3 filing reporting his election as Senior Vice President of FAM, which report indicated that he owned no shares of the Fund.

  Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the Chairman of FAM and MLAM.

  Compensation of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser (each a "non-affiliated Director") a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at those meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, an additional fee of $2,000 per year plus $500 per Audit Committee meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $40,251 for the fiscal year ended June 30, 1998.

  The following table sets forth for the fiscal year ended June 30, 1998 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1997, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                               AGGREGATE COMPENSATION FROM
                                                                  FUND, OTHER FAM/MLAM
                                       PENSION OR RETIREMENT   ADVISED FUNDS AND HOTCHKIS
        NAME OF          COMPENSATION BENEFITS ACCRUED AS PART   AND WILEY FUNDS PAID TO
        DIRECTOR          FROM FUND       OF FUND EXPENSES              DIRECTORS
        --------         ------------ ------------------------ ---------------------------
  Joe Grills(/1/).......    $8,000              None                    $171,500
  Walter Mintz(/1/).....    $8,000              None                    $159,500
  Robert S. Salomon,
   Jr.(/1/).............    $8,000              None                    $159,500
  Melvin R. Sei-
   den(/1/).............    $8,000              None                    $159,500
  Stephen B.
   Swensrud(/1/)........    $8,000              None                    $175,500

--------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds and Hotchkis and Wiley Funds as follows: Mr. Grills (22 registered investment companies consisting of 55 portfolios); Mr. Mintz (20 registered investment companies consisting of 41 portfolios); Mr. Salomon (20 registered investment companies consisting of 41 portfolios); Mr. Seiden (20 registered investment companies consisting of 41 portfolios); Mr. Swensrud (23 registered investment companies consisting of 56 portfolios).

  Officers of the Fund. The Board of Directors has elected nine officers of the Fund. The following sets forth information concerning each of these officers:

                                                                        OFFICER
        NAME AND PRINCIPAL OCCUPATION         AGE        OFFICE          SINCE
        -----------------------------         ---        ------         -------
Arthur Zeikel ...............................  66 President              1989
 Chairman of FAM and MLAM since 1997;
 President of FAM and MLAM from 1977 to 1997;
 Chairman of Princeton Services since 1997
 and Director thereof since 1993; President
 of Princeton Services from 1993 to 1997;
 Executive Vice President of ML & Co. since
 1990.
Terry K. Glenn ..............................  57 Executive              1989
 Executive Vice President of FAM and MLAM         Vice President
 since 1983; Executive Vice President and
 Director of Princeton Services since 1993;
 President of Princeton Funds Distributor,
 Inc. ("PFD") since 1986 and Director thereof
 since 1991; President of Princeton
 Administrators, L.P. since 1988.
Vincent R. Giordano..........................  53 Senior Vice President  1989
 Senior Vice President of FAM and MLAM since
 1984; Senior Vice President of Princeton
 Services since 1993.
Kenneth A. Jacob.............................  47 Vice President         1992
 First Vice President of MLAM since 1997;
 Vice President of FAM and MLAM from 1984 to
 1997.
John Loffredo................................  34 Vice President         1998
 First Vice President of MLAM since 1997;
 Vice President of MLAM since 1991; Portfolio
 Manager of FAM and MLAM since 1997.
Theodore R. Jaeckel, Jr. ....................  38 Vice President         1997
 Director (Municipal Tax-Exempt Fund
 Management) of MLAM since 1997; Vice
 President of MLAM from 1991 to 1997.

                                                                         OFFICER
           NAME AND PRINCIPAL OCCUPATION              AGE     OFFICE      SINCE
           -----------------------------              ---     ------     -------
Donald C. Burke ....................................   38 Vice President  1993
 First Vice President of MLAM since 1997; Vice
 President of MLAM from 1990 to 1997; Director of
 Taxation of MLAM since 1990.
Gerald M. Richard ..................................   49 Treasurer       1989
 Senior Vice President and Treasurer of FAM and MLAM
 since 1984; Senior Vice President and Treasurer of
 Princeton Services since 1993;
 Vice President of PFD since 1981 and Treasurer
 thereof since 1984.
Patrick D. Sweeney .................................   44 Secretary       1997
 First Vice President of MLAM since 1997;
 Vice President of MLAM from 1990 to 1997.

  Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (14 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

  D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

  Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                            ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund also may hire proxy solicitors at the expense of the Fund.

  In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

  Approval of Items 1 and 2 will require the affirmative vote of a majority of the votes cast by the Fund's stockholders, present in person or by proxy and entitled to vote, at a meeting at which a quorum is duly constituted.

  Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that except as limited by agreement or applicable law, it intends to vote shares held in its name for which no instructions have been received in the same proportion as the votes received from the beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

  The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

  The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended June 30, 1998, to any stockholder upon request. Such requests should be directed to Apex Municipal Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, Secretary, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

  It is currently intended that the 1999 Annual Meeting of Stockholders of the Fund will be held in December 1999. If a stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders of the Fund, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by July 3, 1999.

                                          By Order of the Board of Directors
                                          Patrick D. Sweeney
                                              Secretary

Dated: August 28, 1998

                           APEX MUNICIPAL FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Apex Municipal Fund, Inc. (the "Fund") held of record by the undersigned on August 12, 1998 at the annual meeting of stockholders of the Fund to be held on October 8, 1998 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

     (Continued and to be signed on the reverse side)

Please mark boxes [_] or [X] in blue or black ink.

1. ELECTION OF DIRECTORS           FOR all nominees listed below                     WITHHOLD AUTHORITY
                                   (except as marked to the contrary below) [_]      to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) ROBERT S. SALOMON, JR. AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
FOR [_]      AGAINST [_]      ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                 Please sign exactly as name appears hereon.
                                 When shares are held by joint tenants, both should sign. When signing as attorney or as executor, admininstrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                 Dated:________________________________, 1998

                                 X_____________________________________
                                         Signature

                                 X_____________________________________
                                         Signature, if held jointly

  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       2